Corporate Update May 2024

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. This presentation includes certain non-GAAP measures. Please refer to the reconciliations provided in the earnings press release and the appendix in this presentation for the nearest GAAP measure. // 2

Compelling Investment Opportunity // 3 Market leading Oil & Gas prescriptive chemistry solutions • Sustained growth in US and international O&G completion chemistry • Industry leading technology improving BOE uplift by +26% • Long-term contracted chemistry volumes mitigates impact of industry volatility Market disrupting real-time measurement technology • Data analytics segment expected to grow associated revenues over 50% in 2024 • Release of next generation analyzer provides scale and new market opportunities Leadership team with deep industry expertise to execute rapid growth strategy RETURN TO PROFITABILITY UNDERSCORES TURNAROUND EXECUTION

Company Overview // 4 Headquarters Field Office FTK Global Presence Founded: 1985 Employees: 143 Corporate Headquarters: Houston Countries with Clients: 59 Patents: >170 1Q 2024 Results: – Gross Profit Margin: 22% – Net Income ($MM): $1.6 – Adj. EBITDA* ($MM): $4.0 – Debt to Adj. EBITDA*: 0.3x * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure.

A Purpose-Driven Company // 5 Our completion solutions have a positive impact on sustainability and reducing the overall environmental impact of energy on air, land, water and people Who We Are An advanced technology-driven, green chemical and data analytics company providing unique and innovative completion solutions Our Vision We strive to be the collaborative partner of choice for solutions that reduce the environmental impact of energy on air, water, land and people Value Proposition We collaborate and deliver sustainable, optimized chemistry and data solutions that maximize our customers’ value

Our Strategic Priorities // 6 Industry-Leading Innovation Track record of delivering fit-for-purpose optimized chemistry and data solutions Expand Global Footprint Sustainable growth in international revenues Environmental Leadership Focus on reducing impact of energy on air, land, water, and people Sustainable Revenue Growth 10-year contracted chemistry volumes with significant market expansion opportunities Enhanced Profitability Generated a $7.9 million improvement in Adj. EBITDA* 1Q 2024 over 1Q 2023 Strong Balance Sheet Debt to Adj. EBITDA* 0.3x * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure.

1Q 2024 Highlights: Improvement in Performance // 7 Poised to deliver sustained growth and further market share gains through chemistry and emerging data analytics upstream market • Delivered year-over-year growth: • Net income*: $10.8 million • Gross profit: $6.9 million • Adj. gross profit**: $7.4 million • Adj. EBITDA**: $7.9 million • Realized gross profit margin and adj. gross profit margin** of 22% and 25%, respectively • 11th consecutive quarter of improvement in adj. EBITDA** as a percentage of revenue • Initiated full year 2024 guidance of adj. gross profit margin*** of 18% to 22% and adj. EBITDA*** of $10 million to $16 million • Borrowings under Asset Based Loan declined 58% compared to year-end 2023 Improved profitability with lower industry fleet counts * 1Q 2023 net income excludes $30.6 million in non-cash gains related to the fair value adjustment of the Company's convertible notes and the partial forgiveness of the Company's PPP loan ** Adjusted gross profit and adjusted EBITDA are non-GAAP measures. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure *** We are unable to reconcile this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP financial measure

$81.6 $120.9 $38.9 $49.0 $59.0 $4.3 $5.5 $8.1 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2021 2022 2023 ProFrac Chemistry External Chemistry Data Analytics Strong Revenue Performance // 8 Annual Segmented Total Revenue ($MM) * ProFrac Chemistry reflects ‘Chemistry Only’ revenues TRANSFORMATIVE YEAR WITH SIGNIFICANT GROWTH IN ALL PROFITABILITY METRICS $9.2 $11.7 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 1Q23 1Q24 External Chemistry Revenue Quarter 1 Comparison ($MM) External Chemistry

External Chemistry: Operator Seasonality // 9 The last three years have experienced seasonality impacts in 1Q: • Operator capital budgets have seen slow starts in the first quarter in each of the last 3 years • 27% improvement in Q1 2024 sales compared Q1 2023 with 18 fewer fleets • Expect a substantial revenue improvement in Q2 2024 $9.3 $12.1 $13.2 $14.1 $9.2 $15.5 $16.3 $18.0 $11.7 268 279 286 266 273 275 258 267 255 235 240 245 250 255 260 265 270 275 280 285 290 $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 $17.0 $19.0 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 U S Fr ac F le et s* Ex te rn al C h em is tr y Sa le s External Chemistry Sales by Quarter External Chemistry US Frac Fleets ($MM) * US Average Frac Fleets according to The American Oil & Gas Reporter 1Q2 1Q23

Delivering Rapid Improvement in Gross Profit // 10 Quarterly Consolidated Gross Profit (Loss) ($2,500) $0 $2,500 $5,000 $7,500 $10,000 1Q22 1Q23 1Q24 • 1Q 2024 gross profit was positive for the fifth consecutive quarter despite impacts of 1Q seasonality • Delivered a $6.9 million increase in 1Q 2024 gross profit compared to 1Q 2023 • Long-term contracted chemistry volumes protects against lower frac fleet activity CONSISTENT GROWTH IN PROFITABILITY METRICS ($000’s)

Solid Financial Momentum Continues // 11 Quarterly Adjusted EBITDA*/Revenue * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure ** Adjusted EBITDA is a non-GAAP metric. We are unable to reconcile this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP financial measure -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 • 1Q 2024 adj. EBITDA* increased $7.9 million over 1Q 2023 • 1Q 2024 was the 11th consecutive quarter of improvement • Mid-point of 2024 guidance implies ~800% increase in annual adj. EBITDA** TREND OF PROFITABILITY IMPROVEMENT REACHES 11 CONSECUTIVE QUARTERS

• Global presence in 59 countries • Establishing collaborative partnerships with E&P operators and oil field service providers • Extensive experience with proven solutions in over 20,000 completed wells worldwide • Fit-for-purpose optimized chemistry and data solutions allow customers to maximize the value of their business • High margin data analytics segment driving revenue growth and increased profitability • Increasing market share across both segments Complementary Segments Drive Growth // 12 Sustainable chemistry solutions to maximize customer’s value chain while minimizing their environmental impact Transforming business through real-time data, monitoring and visualization across the energy value chain utilizing proprietary technologies Chemistry Technologies Data Analytics CHEMISTRY AS A COMMON VALUE CREATION PLATFORM

0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 0 5 10 15 20 C u m u la ti v e P ro d u c ti o n ( B O E ) Months Permian Basin Average Cumulative BOE Flotek PCM Non-Flotek 25 +26% Uplift Chemistry Technologies: Competitive Advantage // 13 • Prescriptive Chemistry Management (PCM)TM • Proprietary energy chemistry solutions • Dedicated chemistry management team • Customized solutions to each well’s geology • Data on over 20,000 wells to enable advanced AI driven analytics for maximized customer return • CnFTM is our proprietary reservoir technology utilized by PCM services • Leveraging over 170 active patents to design the best chemistry for each well • Strong well performance with 75,000 BOE uplift versus competition * Data derived from 2019-2023 Enverus Prism Platform (1,878 wells) ** Similar Results from all basins, example is highlighting the most productive basin in the U.S. (Permian) $- $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 2022 2023 CnFTM Revenue Performance 75 MBOE } * DELIVERING THE BEST UPLIFT PERFORMANCE IN INDUSTRY 75% growth R e v e n u e s ($ i n M M ) $9.3 $16.3

Chemistry Technologies: New Markets // 14 DIVERSIFIES CUSTOMER BASE AND PROVIDES FUTURE GROWTH OPPORTUNITIES Industrial Geothermal Agricultural Solar Hydrogen As smart systems develop, so will the demand for green chemistry solutions Positioned to capitalize on proprietary patents, technology advancements and collaborative partnerships with customers

Data Analytics: Industry Applications Upstream • Realtime product measurement improves accuracy of payments to royalty owners and operators • Continuous BTU monitoring to facilitate field gas utilization in powering rigs and frac fleets • Flare monitoring and methane detection Midstream • Gas processing plant control and optimization • Pipeline batch detection to optimize pipeline transmix processes • Vapor pressure controls to achieve product specifications • Emerging market in carbon capture Downstream • Realtime measurement to optimize distillation tower efficiency • Crude feedstock blending • Chemical property and quality measurement in pipelines and terminals • Refined product specification measurement to optimize mix of products UTILIZING TECHNOLOGIES FOR EXPANSION INTO NEW MARKETS // 15

// 16

Data Analytics: "Measure More" Strategy

DIVERSIFYING REAL-TIME DATA MONITORING ACROSS CHEMISTRY LANDSCAPE

Introduction of the new generation Cal-X JP3 Analyzer

- Expected to unlock an estimated $700 million oil & gas upstream TAM*
- 12x improvement in manufacturing/delivery time
- Provides a 60% Data as a Service sales opportunity



Pictured above: The proprietary Cal-X spectrometer installed on an Eagleford wellsite

Expansion of product portfolio

- Flare gas, H2, N2, CO2, H2S, Diesel and Jet Fuel hotspots
- Raman analyzer unlocks the downstream and carbon capture markets that require hydrogen (H2)
- New Two-channel Verax upgrades revenue opportunity on single point measurement and allows for validation


FLOWCELL OUT
FLOWCELL IN

JP3 Raman Spectrometer

* *Total Addressable Market*

FLOTEK

EPA Regulation: • Requires hourly Net Heating Value measurement of the gas stream for 14 consecutive operating days. • Effective May 7th 2024 JP3 Technology: • Provides continuous and autonomous monitoring • JP3 Flare Analyzer allows for site to site mobility • Provides full service: sampling, reporting, and power • JP3 currently on customer field trials and seeking EPA regulatory approval Data Analytics: New Flare Market (OOOOb/c) // 17 Continuous and Autonomous Flare Monitoring JP3 installed on flare with customer trial

Complimentary Segments: Outlook // 18 Chemistry • Prescriptive chemistry management (PCM)TM and unique patented products unlocks maximum production uplift • Pursuing strategic opportunities within production and pipeline chemistry markets leveraging real-time measurement analytics • Contracted long-term volume agreements establish economy of scale and market pricing power Data Analytics • New JP3 analyzer expected to open a $700 million O&G upstream TAM* • “Measure More” strategy to improve product offering and market application of our units • Further integration of data analytics and chemistry segments will provide an autonomous solution to customers * Total Addressable Market THE NEXT PHASE OF TRANSFORMATION

Summary: Compelling Investment Opportunity // 19 Market leading Oil & Gas prescriptive chemistry solutions • Sustained growth in US and international O&G completion chemistry • Industry leading technology improving BOE uplift by +26% • Long-term contracted chemistry volumes mitigates impact of industry volatility Market disrupting real-time measurement technology • Data analytics segment expected to grow associated revenues over 50% in 2024 • Release of next generation analyzer provides scale and new market opportunities Leadership team with deep industry expertise to execute rapid growth strategy RETURN TO PROFITABILITY UNDERSCORES TURNAROUND EXECUTION

Appendix

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) // 21

Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data) // 22

Unaudited Condensed Consolidated Statements of Cash Flows (in thousands) // 23

Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings (in thousands)(1) // 24 (1) Management believes that adjusted gross profit, EBITDA and adjusted EBITDA for the three months ended March 31, 2024 and 2023 and 12 months ended December 31,2023, are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the income and expenses noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial and operational goals, excluding certain non-cash or non-recurring items.

• JP3 field gas monitoring system allows frac fleets and drilling rigs to safely run on field gas displacing more expensive and higher carbon footprint diesel • Provides meaningful cost savings compared to gas chromatograph • A three-pad customer case study July - August 2023: • Achieved 70% field gas substitution rate • Eliminated 1.2 mm gallons of diesel usage • Realized 100% uptime Data Analytics: Upstream Field Gas Usage // 25 Delivered 70% Reduction in Diesel and CNG usage Frac Trailer Mounted System

Upstream Custody Transfer challenges: • Readings only taken every 3 to 6 weeks with gas chromatography (gc) • Revenue degradation on inconsistent readings impacted by temperature, timing, and conditions • Requires onsite personnel JP3 technology changes the market: • Accurate readings every 5 seconds • Stakeholders paid on more consistent hydrocarbon quality readings • A more valuable hydrocarbon stream • Autonomous measurement Data Analytics: Upstream Market Disruptor // 26 From 3 weeks to 5 Seconds! Local System Mobile App and SCADA Reporting Real-Time Wellsite Readings

Investor Contact Mike Critelli Director of Finance ir@flotekind.com